UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

November 3, 2008

Lehman Brothers Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas
New York, New York	10020
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:
(212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 3, 2008, in response to various discovery motions, representatives from Lehman Brothers Holdings Inc. met with a number of movants. A presentation, attached hereto as Exhibit 99.1, was provided at the meeting as background information.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

The following Exhibit is filed as part of this Report.

Exhibit 99.1	Lehman Brothers Holdings Inc. Operational Issues and Challenges Presentation, dated November 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date:	November 7, 2008	By:	/s/ David J. Coles

Name: David J. Coles

Title: Authorized Signatory

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EXHIBIT INDEX

Exhibit 99.1	Lehman Brothers Holdings Inc. Operational Issues and Challenges Presentation, dated November 3, 2008.

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